Long-term debt	9 Months Ended
Sep. 30, 2017
Debt Disclosure [Abstract]
Long-term debt
7.	Long-term debt:

	September 30,	December 31,
	2017	2016
Long-term debt:
Revolving credit facilities	$876,883	$958,304
Term loan credit facilities	1,358,808	1,600,085
Senior unsecured notes	341,878	345,000
Deferred financing fees	(14,336)	(18,875)
Long-term debt	2,563,233	2,884,514
Current portion	(203,164)	(314,817)
Long-term debt	$2,360,069	$2,569,697

In March 2017, the Company entered into a repurchase plan for up to $10,000,000 of its senior unsecured notes which mature in April 2019.  During the three and nine months ended September 30, 2017, the Company repurchased nil and 124,885 senior unsecured notes, which are issued in denominations of $25 per note, for approximately nil and $3,122,000, respectively.

In April 2017, the Company entered into a 364-day unsecured, revolving loan facility with various banks for up to $120,000,000 to be used to fund vessels under construction and for general corporate purposes. The facility includes features providing for an increase in commitments by up to $30,000,000, enabling a total facility of up to $150,000,000.

At September 30, 2017, the one month average LIBOR was 1.2% (December 31, 2016 – 0.8%) and the margins ranged between 0.5% and 1.4% (December 31, 2016 – 0.5% and 1.3%) for revolving credit facilities. The weighted average rate of interest, including the margin, for the Company’s revolving credit facilities was 1.8% at September 30, 2017 (December 31, 2016 – 1.4%). Interest payments are made monthly.

7.	Long-term debt (continued):

At September 30, 2017, the one month, three month and six month average LIBOR was 1.2%, 1.3% and 1.5%, respectively (December 31, 2016 – 0.8%, 1.0% and 1.2%, respectively) and the margins ranged between 0.4% and 4.8% (December 31, 2016 – 0.4% and 4.8%) for term loan credit facilities.

For certain of the Company’s term loan credit facilities with a total principal outstanding of $81,481,000, interest is calculated based on the Export-Import Bank of Korea (KEXIM) rate plus 0.7% per annum.

The weighted average rate of interest, including the margin, was 3.5% at September 30, 2017 (December 31, 2016 – 3.2%) for term loan credit facilities. Interest payments are made in monthly, quarterly or semi-annual payments.

The security for each of these credit facilities, except for unsecured loans, are consistent with those described in note 10(d) of the Company’s audited annual consolidated financial statements as at and for the year ended December 31, 2016.

For one of the Company’s term loan credit facilities, the Company initially obtained a waiver from the lender extending the grace period for securing acceptable replacement charters for two of the vessels to the fourth quarter of 2017. The Company had determined that it was not probable that it would be able to secure acceptable replacement charters by the fourth quarter of 2017 and, as a result, classified the entire outstanding balance of the loan as current at June 30, 2017. In September 2017, the Company received another waiver from the lender which extends the grace period for securing replacement charters to October 2020 and reclassified the long-term portion of the loan to long-term at September 30, 2017. If either of the vessels remains unemployed for a consecutive period of more than 90 days, then the waiver will be terminated. In addition, the Company prepaid $7,700,000.

Each credit facility contains financial covenants requiring the Company to maintain minimum liquidity, tangible net worth, interest coverage ratios, interest and principal coverage ratios, and debt-to-assets ratios, as defined. The Company is in compliance with these covenants at September 30, 2017.